---------------------------
                           Annual Report July 31, 1998
                           ---------------------------

                                   OPPENHEIMER
                                    Municipal
                                    Bond Fund

                                [GRAPHIC OMITTED]

                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

 9 Fund Performance

13 Financial
   Statements

36 Independent
   Auditors' Report

37 Federal
   Income Tax
   Information

38 Officers and
   Trustees

40 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o A resilient domestic economy and low inflation have been good for U.S. bonds of all kinds.

o Lower borrowing costs have caused states and municipalities to rush to finance new projects and refinance existing debt at lower rates. As a result, the supply of municipal bonds for the first half of 1998 was relatively high.

o The healthcare industry has provided some attractive investment opportunities due to the consolidation and heightened competition that have benefited many hospitals.

----------------------------------
 Avg Annual Total Returns
----------------------------------

For the 1-Year Period
Ended 7/31/98

Class A
 Without          With
 Sales Chg.(1)    Sales Chg.(2)
----------------------------------
 5.55%            0.53%
----------------------------------

Class B
 Without          With
 Sales Chg.(1)    Sales Chg.(2)
----------------------------------
 4.75%           (0.25)%
----------------------------------

Class C
 Without          With
 Sales Chg.(1)    Sales Chg.(2)
----------------------------------
 4.75%            3.75%
----------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total returns as of 7/31/98 do not reflect substantial changes that occurred as a result of market volatility in August and September 1998.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 3/16/93). Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                        2 Oppenheimer Municipal Bond Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Municipal Bond Fund

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

     Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slow-down in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

     What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

     As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
August 21, 1998


                        3 Oppenheimer Municipal Bond Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"These economic influences have allowed longer-term interest rates to move lower relative to short-term interest rates."

How has Oppenheimer Municipal Bond Fund performed over the past 12 months?

The Fund's Class A shares provided an average annual total return, without deducting sales charges, of 5.55% for the one-year period that ended July 31, 1998.(1) These results reflect both income payments and capital appreciation of the tax-exempt fixed-income securities in which the Fund invests.

How have positive U.S. economic conditions of the past year affected municipal bonds?

A resilient domestic economy and low inflation have been good for U.S. bonds of all kinds. The economy has continued to expand, despite concerns that the Asian financial crisis might cause growth to slow. So far, consumers appear to have picked up any slack created by weak demand from Asia, spending freely for major purchases such as cars, boats and second homes. Yet, inflation has remained at historically low levels. Even record-high employment has failed to rekindle inflationary pressures.

      These economic influences have allowed longer-term interest rates to move lower relative to short-term interest rates. Because bond prices rise when interest rates decline, most sectors of the U.S. bond market provided above-average total returns over the past year. Taxable bonds, such as U.S. Treasury securities, generally provided higher returns than tax-exempt bonds.


                       4 Oppenheimer Municipal Bond Fund

[PHOTO]

Portfolio Management
Team (l to r)
Jerry Webman
Bob Patterson
(Portfolio Manager)

Why did taxable bonds outperform municipal bonds?

It's a matter of supply and demand. When the supply of municipal bonds issued is high relative to demand from investors, higher yields may be required to attract a limited number of investors. Conversely, when supply is low, issuers can offer bonds with lower yields because there are more than enough buyers.

      Particularly over the past six months, states and municipalities have rushed to take advantage of lower borrowing costs by financing new projects and refinancing existing debt at lower rates. As a result, the supply of municipal bonds for the first half of 1998 was about 60% higher than it was in the first half of 1997, limiting the decline of tax-exempt yields.

      In contrast, the supply of U.S. Treasury securities fell because of the federal government's progress toward achieving a balanced budget. The strong economy has bolstered tax revenues, requiring the government to borrow less. Yet, demand for U.S. Treasury securities has remained high, especially from overseas investors seeking a safe haven from volatile foreign markets.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                        5 Oppenheimer Municipal Bond Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

Where did you find attractive investment opportunities under these market conditions?

The Fund emphasized quality with the current tight yield spreads but did seek out undervalued situations in higher-yielding, lower-rated credits. Lower-quality bonds usually offer higher yields than top-quality bonds, and they tend to appreciate more as the issuers' credit profiles improve. New York City bonds are good examples of improving credits. Several years ago, the city was having trouble meeting its debt obligations because expenses, including federally mandated social services programs, were higher than revenues. Since then, New York City has cut costs, streamlined operations and benefited from higher tax revenues in a strong economy. As a result, it is currently enjoying a budget surplus of approximately $2 billion. We invested in New York City bonds early in the 12-month period, and saw their value rise as the city's financial condition improved. We later sold some of these holdings at a profit, reinvesting the proceeds in other areas.

What types of projects do the Fund's holdings help to finance?

We've invested in bonds that support a wide variety of purposes, ranging from airports to water works. Over the past year, however, we have found particularly attractive values in certain industries. For example, the growing need for senior citizen housing has spurred development of adult living facilities in many parts of the country. The aging of America indicates that demand for senior housing should remain high, enhancing these projects' ability to meet their debt obligations. We've found similar opportunities in the health care industry, where consolidation and heightened competition has benefited many hospitals. We have invested in bonds issued by hospitals that, in our view, have successfully met--and continue to meet--the challenges of the managed-care marketplace.


                        6 Oppenheimer Municipal Bond Fund

-----------------------------
 Standardized Yields(2)
-----------------------------

For the 30 Days Ended 7/31/98

Class A
-----------------------------
 4.35%
-----------------------------

Class B
-----------------------------
 3.79%
-----------------------------

Class C
-----------------------------
 3.78%
-----------------------------

Have you avoided any areas of the municipal bond market?

We have tended to favor revenue bonds over general obligation bonds. Revenue bonds are repaid from income generated by the underlying facility, such as sewer systems or highways supported by fees and tolls. General obligation bonds, on the other hand, are repaid from general tax revenues, making them more vulnerable to credit-rating downgrades if economic conditions deteriorate.

      We have also been careful with regard to electric utilities because deregulation is changing the entire power-generation industry. We are waiting for the competitive picture to become clearer before we invest more substantially in this area.

What is your outlook for the municipal bond market?

We are optimistic. First, due to high supply, tax-exempt bonds are inexpensive relative to comparable taxable securities. Municipal bonds have historically provided about 85% of the pre-tax yield of U.S. Treasury securities. As of July 31, municipal bonds provided almost 95% of taxable bonds' pre-tax yield. We expect municipal bond prices to rise as yields fall when the relationship between taxable and tax-exempt bonds returns to more normal levels. Second, we expect demand for municipal bonds to increase when common stocks lose their luster. Many individuals have happily remained invested in equities because stocks have generated stellar returns over the past three years. If the stock market corrects, we think many of these investors will turn to the relative safety and stability of tax-exempt bonds.

2. Standardized yield is based on net investment income for the 30-day period ended 7/31/98. Falling share prices will tend to artificially raise yields.


                        7 Oppenheimer Municipal Bond Fund

In addition, we are optimistic about the future of the U.S. economy. We expect the slowdown in Asia to constrain U.S. economic growth, preventing the Federal Reserve from raising short-term interest rates in an effort to forestall an acceleration of inflation. However, even in a slowdown, economic growth is likely to remain positive because of long-term factors such as U.S.
companies' competitive strength in global markets.

      No matter what the future brings, however, we intend to continue to search for municipal bonds that provide high levels of income exempt from federal income taxes, while attempting to preserve capital.

Credit Allocation(3)

[PIE CHART]

AAA               44.6%
AA                 8.0
A                 15.6
BBB               24.4
BB                 6.0
B                  1.4

 Top Five Industries
 (Percentage of invested assets)4
--------------------------------------------------------------------------------
 Corporate Backed                                      19.7%
--------------------------------------------------------------------------------
 Electric Utilities                                    13.3
--------------------------------------------------------------------------------
 Highways                                              12.7
--------------------------------------------------------------------------------
 General Obligation                                    10.0
--------------------------------------------------------------------------------
 Single Family Housing                                  9.6
--------------------------------------------------------------------------------

3. Portfolio data is as of July 31, 1998, is dollar-weighted based on invested assets and subject to change. The Fund may invest up to 25% of its total assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 5.6% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

4. Industry weightings are as of July 31, 1998, and are subject to change.


                        8 Oppenheimer Municipal Bond Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed?

Below is a discussion by the Manager of the Fund's performance during its fiscal year ended July 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the Fund's fiscal year that ended July 31, 1998, the primary drivers of the Fund's performance were the effects of positive domestic economic conditions and low inflation in a declining interest-rate environment.

      These economic influences have allowed longer-term interest rates to move lower relative to short-term interest rates. Because bond prices rise when interest rates decline, most sectors of the U.S. bond market provided above-average total returns over the past year. However, this has also caused yields on most fixed-income securities, including many of the Fund's investments, to decline during the period. As a result, the Fund reduced its dividend in December of 1997. The Fund's portfolio holdings, allocations and strategies are subject to change.

      During the Fund's fiscal year ended July 31, 1998, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level. This practice required the Manager, consistent with the Fund's investment objectives and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held from the inception of the Class until July 31, 1998, with all dividends and capital gains distributions reinvested in additional shares. The graphs reflect the deduction of the 4.75% maximum initial sales charge on Class A shares, the applicable 1% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge on Class C shares during the first year.

      Because the Fund invests in a variety of Municipal Securities, the Fund's performance is compared to the performance of Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market.

      Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the following data shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the Lehman Brothers Municipal Bond Index. Moreover, the index performance data does not reflect an assessment of the risk of the investments included in the index.


                        9 Oppenheimer Municipal Bond Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Municipal Bond Fund (Class A) and Lehman Brothers Municipal Bond
Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer            Lehman
                 Municipal            Brothers
                 Bond Fund           Municipal
                  Class A            Bond Index
12/31/87            9525               10000
12/31/88           10481               11016
12/31/89           11468               12205
12/31/90           12148               13094
12/31/91           13620               14684
12/31/92           14872               15979
12/31/93           16924               17941
12/31/94           15369               17012
12/31/95           18177               19986
7/31/96            18317               20075
7/31/97            20325               22137
7/31/98            21454               23459

Average Annual Total Return of Class A Shares of the Fund at 7/31/98(1)
1 Year   0.53%      5 Year   4.96%      10 Year  7.37%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Municipal Bond Fund (Class B) and Lehman Brothers Municipal Bond
Index

[The following table was originally a line graph in the printed materials.]

             Oppenheimer            Lehman
              Municipal             Brothers
              Bond Fund            Municipal
               Class B             Bond Index
3.16.93         10000               10000
12.31.93        10839               10826
12.31.94         9765               10266
12.31.95        11455               12060
7.31.96         11504               12114
7.31.97         12659               13358
7.31.98         13160               14156

Average Annual Total Return of Class B Shares of the Fund at 7/31/98(2)
1 Year   (0.25)%    5 Year   4.82%      Life     5.24%


                       10 Oppenheimer Municipal Bond Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Municipal Bond Fund (Class C) and Lehman Brothers Municipal Bond
Index

[The following table was originally a line graph in the printed materials.]

             Oppenheimer            Lehman
              Municipal             Brothers
              Bond Fund            Municipal
               Class C             Bond Index
 8.29.95        10000                10000
12.31.95        10564                10478
 7.31.96        10606                10524
 7.31.97        11669                11606
 7.31.98        12223                12299

Average Annual Total Return of Class C Shares of the Fund at 7/31/98(3)
1 Year   3.75%      Life     7.11%

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions.

1. Class A returns are shown net of the applicable 4.75% maximum initial sales charge. The inception of the Fund (Class A shares) was 10/27/76.

2. Class B shares of the Fund were first publicly offered on 3/16/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 1% contingent deferred sales charges, respectively, for the 1-year period and the life of the class. The ending account value in the graph is net of the applicable 1% sales charge.

3. Class C shares of the Fund were first publicly offered on 8/29/95. The 1-year period is shown net of the applicable 1% contingent deferred sales charge.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


                       11 Oppenheimer Municipal Bond Fund

 Financials
--------------------------------------------------------------------------------


                       12 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  July 31, 1998
--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/
                                                    S&P/Fitch     Face         Market Value
                                                    (Unaudited)   Amount       See Note 1
===========================================================================================
Municipal Bonds and Notes--99.3%
-------------------------------------------------------------------------------------------
Alabama--1.2%
Huntsville, AL HCF Authority RB, Series B,
MBIA Insured, 6.625%, 6/1/23                        Aaa/AAA       $ 7,235,000  $  8,237,337
-------------------------------------------------------------------------------------------
Arizona--0.1%
Central AZ Irrigation & Drainage District GORB,
Series A, 6%, 6/1/13                                NR/NR           1,080,950       992,788
-------------------------------------------------------------------------------------------
California--11.8%
Anaheim, CA PFAU Lease RB, Sr. Public
Improvements Project, Series A, FSA Insured,
5%, 3/1/37                                          Aaa/AAA/AAA     5,250,000     5,088,457
-------------------------------------------------------------------------------------------
CA Foothill/Eastern Transportation Corridor
Agency Toll Road RB, Sr. Lien, Series A,
6.50%, 1/1/32                                       Baa/BBB-/BBB   10,500,000    11,510,940
-------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C, 6.65%, 8/1/14        Aa2/AA-         5,000,000     5,338,150
-------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C, 6.75%, 2/1/25        Aa2/AA-         4,885,000     5,214,102
-------------------------------------------------------------------------------------------
CA PWBL RB, University of California Regents,
Prerefunded, Series A, AMBAC Insured,
6.40%, 12/1/16                                      Aaa/AAA/AAA     2,500,000     2,781,150
-------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, 5.40%, 11/1/15         A1/NR           3,000,000     3,017,580
-------------------------------------------------------------------------------------------
Industry, CA UDA TXAL Bonds, Transportation
Distribution Project No. 3, 6.90%, 11/1/07          NR/A-             500,000       552,060
-------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC Lease RRB,
Facilities Sublease-International Airport Project,
6.35%, 11/1/25                                      Baa3/BBB-       8,930,000     9,772,903
-------------------------------------------------------------------------------------------
Perris, CA SFM RB, Escrowed to Maturity,
Series A, 8.30%, 6/1/13                             Aaa/AAA         7,000,000     9,136,470
-------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                             Aaa/AAA         6,000,000     7,882,320
-------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.403%, 6/1/19(1)    Aaa/AAA/AAA     6,000,000     6,495,000
-------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 6.75%, 1/1/32        Aaa/AAA/AAA    12,700,000    14,300,073
                                                                               ------------
                                                                                 81,089,205

-------------------------------------------------------------------------------------------
Colorado--0.8%
CO HFAU RB, Rocky Mountain Adventist Health
System, 6.625%, 2/1/22                              Baa2/BBB        5,000,000     5,368,250


                       13 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/
                                                    S&P/Fitch     Face         Market Value
                                                    (Unaudited)   Amount       See Note 1
-------------------------------------------------------------------------------------------
Connecticut--4.2%
Mashantucket, CT Western Pequot Tribe Special
RB, Prerefunded, Series A, 6.40%, 9/1/11(2)         Aaa/AAA       $ 7,435,000  $  8,543,038
-------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special
RB, Unrefunded Balance, Series A,
6.40%, 9/1/11(2)                                    Baa3/BBB-       7,565,000     8,267,940
-------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special
RRB, Sub. Lien, Series B, 5.75%, 9/1/27(2)          Baa3/NR        11,900,000    12,178,579
                                                                               ------------
                                                                                 28,989,557

-------------------------------------------------------------------------------------------
Florida--2.5%
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
Services Project, 8%, 6/1/22                        NR/NR           2,845,000     3,202,901
-------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RB, Azalea Trace, Inc.,
6%, 1/1/15                                          NR/NR/BBB-      4,000,000     4,123,160
-------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RRB, Baptist Hospital,
Inc. & Manor, 5.125%, 10/1/19                       A3/BBB+         2,000,000     1,942,020
-------------------------------------------------------------------------------------------
FL BOE Capital Outlay GORB, 8.40%, 6/1/07           Aa2/AA+           750,000       950,827
-------------------------------------------------------------------------------------------
FL HFA SFM RRB, Series A, 6.35%, 7/1/14             Aaa/AAA           790,000       840,402
-------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series A,
6.30%, 5/1/02                                       NR/NR           1,235,000     1,266,678
-------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB, Series A-2,
6.85%, 3/1/29                                       Aaa/NR          1,780,000     2,010,759
-------------------------------------------------------------------------------------------
Village CDD No. 3, FL SPAST RB, MBIA Insured,
5%, 5/1/19                                          Aaa/AAA         2,645,000     2,586,334
                                                                               ------------
                                                                                 16,923,081

-------------------------------------------------------------------------------------------
Georgia--2.1%
GA MEAU Power SPO Refunding Bonds,
Series Y, 6.50%, 1/1/17                             A3/A           10,750,000    12,385,827
-------------------------------------------------------------------------------------------
GA MEAU Power SPO Refunding Bonds,
Series Y, MBIA-IBC Insured, 6.50%, 1/1/17           Aaa/AAA         1,000,000     1,178,460
-------------------------------------------------------------------------------------------
GA MEAU RRB, Project One, Series X,
MBIA Insured, 6.50%, 1/1/12                         Aaa/AAA           500,000       583,345
                                                                               ------------
                                                                                 14,147,632

-------------------------------------------------------------------------------------------
Illinois--1.5%
IL HFAU RB, Hinsdale Hospital Project,
Escrowed to Maturity, Series C, 9.50%, 11/15/19     Baa1/NR           900,000     1,047,960
-------------------------------------------------------------------------------------------
IL Regional Transportation Authority RB,
AMBAC Insured, 7.20%, 11/1/20                       Aaa/AAA/AAA     7,500,000     9,568,500
                                                                               ------------
                                                                                 10,616,460


                       14 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/
                                                    S&P/Fitch     Face         Market Value
                                                    (Unaudited)   Amount       See Note 1
-------------------------------------------------------------------------------------------
Indiana--4.2%
Indianapolis, IN Airport Authority RB,
SPF-Federal Express Corp. Project, 7.10%, 1/15/17   Baa2/BBB      $15,500,000  $ 17,432,075
-------------------------------------------------------------------------------------------
Indianapolis, IN Airport Authority RB,
SPF-United Airlines Project, Series A,
6.50%, 11/15/31                                     Baa2/BB+       10,500,000    11,376,015
                                                                               ------------
                                                                                 28,808,090

-------------------------------------------------------------------------------------------
Kentucky--0.4%
Kenton Cnty., KY AB RB, SPF-Delta Airlines
Project, Series A, 6.125%, 2/1/22                   Baa3/BBB-       2,790,000     2,859,080
-------------------------------------------------------------------------------------------
Louisiana--1.6%
New Orleans, LA Home Mtg. Authority SPO
Refunding Bonds, Escrowed to Maturity,
6.25%, 1/15/11                                      Aaa/AAA         9,500,000    10,692,535
-------------------------------------------------------------------------------------------
Maryland--0.1%
MD University System Auxiliary Facilities & Tuition
RRB, Series A, 5.90%, 2/1/03                        Aa3/AA+/AA        500,000       529,870
-------------------------------------------------------------------------------------------
Massachusetts--3.9%
MA GOB, Unrefunded Balance, Series B, MBIA
Insured, 6.50%, 8/1/11                              Aaa/AAA/AAA       430,000       464,692
-------------------------------------------------------------------------------------------
MA TUAU Metropolitan Highway System RRB,
Sr. Lien, Series A, MBIA Insured, 5%, 1/1/37        Aaa/AAA/AAA     7,000,000     6,739,810
-------------------------------------------------------------------------------------------
MA Water Resource Authority RB, Series A,
6.50%, 7/15/19                                      A1/A/A+        12,225,000    14,438,703
-------------------------------------------------------------------------------------------
MA Water Resource Authority RRB, Series D,
MBIA Insured, 5%, 8/1/24                            Aaa/AAA/AAA     5,000,000     4,861,800
                                                                               ------------
                                                                                 26,505,005

-------------------------------------------------------------------------------------------
Michigan--7.8%
Detroit, MI GORB, Series B, 6.25%, 4/1/09           Baa2/BBB+/BBB+  4,065,000     4,403,005
-------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B, 6.375%, 4/1/06          Baa2/BBB+/BBB+  2,000,000     2,201,940
-------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B, 6.375%, 4/1/07          Baa2/BBB+/BBB+    500,000       548,980
-------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RB, FGIC Insured,
Inverse Floater, 7.415%, 7/1/23(1)                  Aaa/AAA/AAA    13,200,000    14,256,000
-------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB, Prerefunded,
FGIC Insured, Inverse Floater, 8.765%, 7/1/22(1)    Aaa/AAA/AAA     3,700,000     4,412,250
-------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB, Unrefunded
Balance, FGIC Insured, Inverse Floater,
8.765%, 7/1/22(1)                                   Aaa/AAA         1,500,000     1,768,125
-------------------------------------------------------------------------------------------
MI Hospital FAU RRB, FSA Insured, Inverse
Floater, 8.889%, 2/15/22(1)                         Aaa/AAA         5,000,000     5,768,750
-------------------------------------------------------------------------------------------
MI Hospital FAU RRB, Genesys Regional
Medical Hospital, Series A, 5.50%, 10/1/27          Baa2/BBB/BBB    4,500,000     4,480,200


                       15 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/
                                                    S&P/Fitch     Face         Market Value
                                                    (Unaudited)   Amount       See Note 1
-------------------------------------------------------------------------------------------
Michigan  (continued)
MI Strategic Fund SWD RRB, Genesee Power
Station Project, 7.50%, 1/1/21                      NR/NR         $ 3,650,000  $  3,964,593
-------------------------------------------------------------------------------------------
Wayne Cnty., MI Special Airport Facilities RRB,
Northwest Airlines, Inc. Facilities, Series 1995,
6.75%, 12/1/15                                      NR/NR          10,475,000    11,621,070
                                                                               ------------
                                                                                 53,424,913

-------------------------------------------------------------------------------------------
New Hampshire--0.2%
NH Housing FAU SFM RB, Series C,
6.90%, 7/1/19                                       Aa3/NR          1,000,000     1,064,410
-------------------------------------------------------------------------------------------
New Jersey--4.3%
Bergen Cnty., NJ MUAU Water PC RB,
Prerefunded, Series A, FGIC
Insured,
6.50%, 12/15/12                                     Aaa/AAA/AAA     5,600,000     6,175,680
-------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mortgage-Keswick Pines,
5.75%, 1/1/24                                       NR/NR           1,125,000     1,130,175
-------------------------------------------------------------------------------------------
NJ EDAU RRB, Franciscan Oaks Project,
5.75%, 10/1/23                                      NR/NR           2,255,000     2,283,481
-------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16                Baa1/BBB+/A-   16,150,000    18,728,024
-------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured,
6.50%, 1/1/16                                       Aaa/AAA         1,100,000     1,296,691
                                                                               ------------
                                                                                 29,614,051

-------------------------------------------------------------------------------------------
New York--5.6%
NYC GOB, Inverse Floater, 7.278%, 8/27/15(1)        A3/A-           3,050,000     3,297,812
-------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series A, 7.75%, 8/15/16      Aaa/AAA/A-         25,000        28,032
-------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series D, 8%, 8/1/15          Aaa/A-/A-      10,980,000    12,374,680
-------------------------------------------------------------------------------------------
NYC GOB, Series H, 6.125%, 8/1/25                   A3/A-/A-        5,000,000     5,418,700
-------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series A,
7.75%, 8/15/16                                      A3/A-/A-          127,500       142,202
-------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series D,
8%, 8/1/15                                          A3/A-/AAA          20,000        22,272
-------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series G,
7.625%, 2/1/15                                      A3/A-/A-           75,000        83,475
-------------------------------------------------------------------------------------------
NYC IDA SPF RB, Terminal One Group Assn
Project, 6%, 1/1/19                                 A3/A/A-         6,000,000     6,339,180
-------------------------------------------------------------------------------------------
NYS GOB, 6.875%, 3/1/12                             A2/A            1,000,000     1,109,030
-------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 11/1/06          Baa1/BBB+       4,000,000     4,354,760
-------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 5/1/08           Baa1/BBB+       2,000,000     2,175,760
-------------------------------------------------------------------------------------------
NYS HFA RRB, Unrefunded Balance,
7.90%, 11/1/99                                      Baa1/BBB+       2,880,000     2,958,134
                                                                               ------------
                                                                                 38,304,037


                       16 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/
                                                    S&P/Fitch     Face         Market Value
                                                    (Unaudited)   Amount       See Note 1
-------------------------------------------------------------------------------------------
Ohio--5.9%
Cleveland, OH Airport Systems RB, Series A,
FSA Insured, 5.125%, 1/1/22                         Aaa/AAA       $10,500,000  $ 10,275,300
-------------------------------------------------------------------------------------------
Cleveland, OH PPS First Mtg. RB, Series A,
MBIA Insured, 7%, 11/15/16                          Aaa/AAA         2,000,000     2,301,280
-------------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF RRB, Series B,
6.25%, 2/1/22                                       NR/NR           2,500,000     2,584,975
-------------------------------------------------------------------------------------------
OH Building Authority RB, Juvenile
Correctional Projects, Series A,
AMBAC Insured, 6.60%, 10/1/14                       Aaa/AAA/AAA       500,000       563,555
-------------------------------------------------------------------------------------------
OH HFA SFM RB, Series B, Inverse Floater,
9.74%, 3/1/31(1)                                    Aaa/AAA         4,380,000     4,900,125
-------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered Steels,
Inc. Project, 9%, 6/1/21                            NR/NR           7,800,000     8,391,864
-------------------------------------------------------------------------------------------
OH SWD RB, USG Corporate Project,
5.65%, 3/1/33                                       Ba1/BBB        10,000,000    10,084,100
-------------------------------------------------------------------------------------------
Summit Cnty., OH GOB, AMBAC Insured,
6.625%, 12/1/12                                     Aaa/AAA/AAA     1,200,000     1,308,876
                                                                               ------------
                                                                                 40,410,075

-------------------------------------------------------------------------------------------
Oklahoma--1.5%
Tulsa, OK Municipal Airport Trust RB,
American Airlines Project, 6.25%, 6/1/20            Baa2/BBB-       9,820,000    10,474,012
-------------------------------------------------------------------------------------------
Pennsylvania--10.3%
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                      NR/BBB-/BBB-    3,000,000     3,353,580
-------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B, AMBAC
Insured, Inverse Floater, 8.346%, 3/1/22(1)         Aaa/AAA/AAA    17,500,000    19,665,625
-------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 61A, 5.50%, 4/1/29            Aa2/AA+         9,205,000     9,319,234
-------------------------------------------------------------------------------------------
PA TUCM RRB, Series N, 6.50%, 12/1/13               Aaa/AAA           750,000       812,715
-------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Baptist Home
of Philadelphia, Series A, 5.50%, 11/15/18          NR/NR           1,670,000     1,633,911
-------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Baptist Home
of Philadelphia, Series A, 5.60%, 11/15/28          NR/NR           1,275,000     1,247,588
-------------------------------------------------------------------------------------------
Philadelphia, PA Water & Sewer RRB, Escrowed
to Maturity, Tenth Series, 7.35%, 9/1/04            Aaa/AAA/BBB+    2,455,000     2,763,520
-------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB, FGIC
Insured, 10%, 6/15/05                               Aaa/AAA/AAA    17,600,000    23,235,344
-------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10(3)            NR/NR/BB        8,565,000     8,565,000
                                                                               ------------
                                                                                 70,596,517


                       17 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/
                                                    S&P/Fitch     Face         Market Value
                                                    (Unaudited)   Amount       See Note 1
-------------------------------------------------------------------------------------------
South Carolina--2.0%
Piedmont, SC MPA RRB, Escrowed to Maturity,
Series A, FGIC Insured, 6.50%, 1/1/16               Aaa/AAA       $   285,000  $    337,070
-------------------------------------------------------------------------------------------
Piedmont, SC MPA RRB, Unrefunded Balance,
Series A, FGIC Insured, 6.50%, 1/1/16               Aaa/AAA         1,715,000     2,020,544
-------------------------------------------------------------------------------------------
SC Public Service Authority RB, Santee Cooper,
Prerefunded, Series D, AMBAC Insured,
6.50%, 7/1/24                                       Aaa/AAA/AAA    10,000,000    11,040,000
                                                                               ------------
                                                                                 13,397,614

-------------------------------------------------------------------------------------------
Texas--15.0%
AAAU TX SPF RB, American Airlines, Inc.
Project, 7%, 12/1/11                                Baa2/BBB-       3,000,000     3,527,100
-------------------------------------------------------------------------------------------
AAAU TX SPF RB, Federal Express Corp. Project,
6.375%, 4/1/21                                      Baa2/BBB       11,640,000    12,590,173
-------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.89%, 2/15/14(4)                      Aaa/AAA        15,710,000     7,118,201
-------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.85%, 2/15/15(4)                      Aaa/AAA        15,000,000     6,407,100
-------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.91%, 2/15/16(4)                      Aaa/AAA        16,240,000     6,577,687
-------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX International Airport
Facilities Improvement Corp. RB, American
Airlines, Inc., 7.25%, 11/1/30                      Baa2/BBB-       8,000,000     8,868,880
-------------------------------------------------------------------------------------------
Gulf Coast, TX Waste Disposal Authority RB,
5.60%, 4/1/32                                       Baa3/BBB-       6,000,000     5,974,260
-------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Prerefunded, 6.50%, 8/15/15                         Aa3/AA            215,000       237,461
-------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Unrefunded Balance, 6.50%, 8/15/15                  Aa3/AA            785,000       857,016
-------------------------------------------------------------------------------------------
Harris Cnty., TX GORRB, Toll Road, Sub. Lien,
6.75%, 8/1/14                                       Aa2/AA          1,000,000     1,087,650
-------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.40%, 12/1/09                   A3/A              995,000     1,088,311
-------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.75%, 12/1/08                   A3/A              440,000       482,117
-------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded,
Series B, Inverse Floater, 7.45%, 5/15/06(1)        Aa2/AA            290,000       322,680
-------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded,
Series B, Inverse Floater, 7.55%, 5/15/08(1)        Aa2/AA            480,000       532,426
-------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded
Balance, Series B, Inverse Floater,
7.45%, 5/15/06(1)                                   Aa2/AA          2,710,000     2,963,846


                       18 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/
                                                    S&P/Fitch     Face         Market Value
                                                    (Unaudited)   Amount       See Note 1
-------------------------------------------------------------------------------------------
Texas(continued)
North Central TX HFDC RB, Unrefunded
Balance, Series B, Inverse Floater,
7.55%, 5/15/08(1)                                   Aa2/AA        $ 4,520,000  $  4,927,885
-------------------------------------------------------------------------------------------
Retama, TX Development Corp. SPF RRB,
Retama Racetrack, Escrowed to Maturity,
Series A, 10%, 12/15/19                             Aaa/AAA         4,880,000     7,983,485
-------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.95%, 9/1/13(4)                                    Aaa/AAA/AAA     6,900,000     3,223,404
-------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.93%, 9/1/14(4)                                    Aaa/AAA/AAA    17,500,000     7,712,425
-------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.85%, 9/1/15(4)                                    Aaa/AAA/AAA    10,000,000     4,153,400
-------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.98%, 9/1/16(4)                                    Aaa/AAA/AAA    39,990,000    15,749,262
                                                                               ------------
                                                                                102,384,769

-------------------------------------------------------------------------------------------
Vermont--0.2%
VT HFA Home Mtg. Purchase RB, Series A,
7.85%, 12/1/29                                      A1/A-           1,570,000     1,631,309
-------------------------------------------------------------------------------------------
Virginia--4.2%
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero Coupon,
5.60%, 8/15/05(4)                                   Ba1/NR          2,300,000     1,572,579
-------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero Coupon,
5.75%, 8/15/07(4)                                   Ba1/NR          2,800,000     1,695,876
-------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero Coupon,
5.80%, 8/15/08(4)                                   Ba1/NR          3,000,000     1,710,600
-------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero Coupon,
5.85%, 8/15/09(4)                                   Ba1/NR          3,100,000     1,662,468
-------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, Sr. Lien, Series B, Zero Coupon,
5.86%, 8/15/20(4)                                   Baa3/BBB-/A    25,000,000     7,160,500
-------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, Sr. Lien, Series B, Zero Coupon,
5.86%, 8/15/21(4)                                   Baa3/BBB-/A    26,300,000     7,110,731
-------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, Sr. Lien, Series B, Zero Coupon,
5.86%, 8/15/22(4)                                   Baa3/BBB-/A    29,900,000     7,631,078
                                                                               ------------
                                                                                 28,543,832


                       19 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/
                                                    S&P/Fitch     Face         Market Value
                                                    (Unaudited)   Amount       See Note 1
-------------------------------------------------------------------------------------------
Washington--3.0%
WA PP Supply System RRB, Nuclear Project
No. 1, 5.40%, 7/1/12                                Aa1/AA-/AA-   $20,000,000  $ 20,414,600
-------------------------------------------------------------------------------------------
West Virginia--0.6%
WV Parkways ED & Tourism Authority RB,
FGIC Insured, Inverse Floater, 7.577%, 5/16/19(1)   Aaa/AAA         3,600,000     4,014,000
-------------------------------------------------------------------------------------------
Wisconsin--1.1%
WI Health & Educational Facilities Authority RB,
Sinai Samaritan Medical Center, Inc.,
MBIA Insured, 5.75%, 8/15/16                        Aaa/AAA         6,250,000     6,588,563
-------------------------------------------------------------------------------------------
WI Housing & EDAU Home Ownership RRB,
Series A, 7.10%, 3/1/23                             Aa2/AA            705,000       751,375
                                                                               ------------
                                                                                  7,339,938

-------------------------------------------------------------------------------------------
U.S. Possessions--3.2%
Guam Housing Corp. SFM RB, Series A,
5.75%, 9/1/31                                       NR/AAA          5,725,000     6,087,392
-------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25                       Baa1/A          1,600,000     1,622,544
-------------------------------------------------------------------------------------------
PR CMWLTH GOB, 6.50%, 7/1/14                        Baa1/A          6,690,000     7,830,645
-------------------------------------------------------------------------------------------
PR CMWLTH GOB, 6.50%, 7/1/15                        Baa1/A          3,310,000     3,876,341
-------------------------------------------------------------------------------------------
PR EPAU RB, Unrefunded Balance, Series O,
7.125%, 7/1/14                                      Baa1/BBB+       2,350,000     2,450,862
                                                                               ------------
                                                                                 21,867,784

-------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $624,846,770)                          99.3%  679,240,751
-------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                           0.7     4,862,947
                                                                   ----------  ------------
Net Assets                                                              100.0% $684,103,698
                                                                   ==========  ============


                       20 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

AAAU   --Alliance Airport Authority, Inc.
AB     --Airport Board
AIC    --Airport Improvement Corp.
BOE    --Board of Education
CAP    --Capital Appreciation
CDD    --Community Development District
CMWLTH --Commonwealth
COP    --Certificates of Participation
ED     --Economic Development
EDAU   --Economic Development Authority
EDFAU  --Economic Development Finance Authority
EPAU   --Electric Power Authority
FAU    --Finance Authority
GOB    --General Obligation Bonds
GORB   --General Obligation Refunding Bonds
GORRB  --General Obligation Revenue Refunding Bonds
HCF    --Health Care Facilities
HEAA   --Higher Education Assistance Agency
HF     --Health Facilities
HFA    --Housing Finance Agency
HFAU   --Health Facilities Authority
HFDC   --Health Facilities Development Corp.
IDA    --Industrial Development Agency
IDAU   --Industrial Development Authority
ISD    --Independent School District
MEAU   --Municipal Electric Authority
MPA    --Municipal Power Agency
MUAU   --Municipal Utilities Authority
NYC    --New York City
NYS    --New York State
PC     --Pollution Control
PFAU   --Public Finance Authority
PP     --Public Power
PPS    --Public Power System
PWBL   --Public Works Board Lease
RB     --Revenue Bonds
RR     --Resource Recovery
RRB    --Revenue Refunding Bonds
SCDAU  --Statewide Communities Development
         Authority
SFM    --Single Family Mortgage
SPAST  --Special Assessment
SPF    --Special Facilities
SPO    --Special Obligations
SWD    --Solid Waste Disposal
TUAU   --Turnpike Authority
TUCM   --Turnpike Commission
TXAL   --Tax Allocation
UDA    --Urban Development Agency
WSS    --Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $73,324,524 or 10.72% of the Fund's net assets as of July 31, 1998.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,989,557 or 4.24% of the Fund's net assets as of July 31, 1998.

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

As of July 31, 1998, securities subject to the alternative minimum tax amount to $177,968,778 or 26.01% of the Fund's net assets.

See accompanying Notes to Financial Statements.


                       21 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  July 31, 1998
--------------------------------------------------------------------------------

===============================================================================
Assets
Investments, at value (cost $624,846,770)--see
accompanying statement                                             $679,240,751
-------------------------------------------------------------------------------
Cash                                                                    491,431
-------------------------------------------------------------------------------
Receivables:
Interest                                                              7,064,422
Shares of beneficial interest sold                                      350,148
Daily variation on futures contracts--Note 5                              7,500
-------------------------------------------------------------------------------
Other                                                                    13,191
                                                                   ------------
Total assets                                                        687,167,443

===============================================================================
Liabilities
Payables and other liabilities:
Dividends                                                             1,836,508
Shares of beneficial interest redeemed                                  652,277
Trustees' fees--Note 1                                                  255,136
Distribution and service plan fees                                      128,258
Transfer and shareholder servicing agent fees                            58,415
Other                                                                   133,151
                                                                   ------------
Total liabilities                                                     3,063,745

===============================================================================
Net Assets                                                         $684,103,698
                                                                   ============

===============================================================================
Composition of Net Assets
Paid-in capital                                                    $633,219,485
-------------------------------------------------------------------------------
Overdistributed net investment income                                (1,455,404)
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions             (2,054,364)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                   54,393,981
                                                                   ------------
Net assets                                                         $684,103,698
                                                                   ============


                       22 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $579,569,538 and 56,420,652 shares of beneficial interest outstanding) $10.27 Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                  $10.78

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $91,677,207 and 8,943,173 shares of beneficial
interest outstanding)                                                     $10.25

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$12,856,953 and 1,254,438 shares of beneficial interest outstanding)      $10.25

See accompanying Notes to Financial Statements.


                       23 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Statement of OperationsFor the Year Ended July 31, 1998
--------------------------------------------------------------------------------


===============================================================================
Investment Income
Interest                                                            $39,919,425

===============================================================================
Expenses
Management fees--Note 4                                               3,563,611
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               1,268,439
Class B                                                                 885,087
Class C                                                                 106,441
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   458,094
--------------------------------------------------------------------------------
Shareholder reports                                                     135,816
--------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                     125,264
--------------------------------------------------------------------------------
Custodian fees and expenses                                              56,648
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              43,618
--------------------------------------------------------------------------------
Other                                                                    24,461
                                                                    -----------
Total expenses                                                        6,667,479

===============================================================================
Net Investment Income                                                33,251,946

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                           2,515,326
Closing of futures contracts                                         (6,379,625)
                                                                    -----------
Net realized loss                                                    (3,864,299)

--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on investments                                                        6,481,326
                                                                    -----------
Net realized and unrealized gain                                      2,617,027

===============================================================================
Net Increase in Net Assets Resulting from Operations                $35,868,973
                                                                    ===========

See accompanying Notes to Financial Statements.


                       24 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                Year Ended July 31,
                                                                1998             1997
==============================================================================================
Operations
Net investment income                                            $ 33,251,946     $ 36,303,013
----------------------------------------------------------------------------------------------
Net realized gain (loss)                                           (3,864,299)       1,258,139
Net change in unrealized appreciation or depreciation               6,481,326       31,244,641
                                                                 ------------     ------------
Net increase in net assets resulting from operations               35,868,973       68,805,793

==============================================================================================
Dividends to Shareholders
Dividends from net investment income:
Class A                                                           (29,581,175)     (31,577,223)
Class B                                                            (3,825,603)      (3,635,315)
Class C                                                              (457,414)        (266,953)

==============================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                            (8,655,646)     (32,746,596)
Class B                                                             7,490,759        5,873,351
Class C                                                             4,173,260        4,073,296

==============================================================================================
Net Assets
Total increase                                                      5,013,154       10,526,353
----------------------------------------------------------------------------------------------
Beginning of period                                               679,090,544      668,564,191
                                                                 ------------     ------------
End of period [including undistributed (overdistributed) net
investment income of $(1,455,404) and $837,200, respectively]    $684,103,698     $679,090,544
                                                                 ============     ============

See accompanying Notes to Financial Statements.


                       25 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                               Class A
                                               ---------------------------------------------------------------
                                               Year Ended July 31,                       Year Ended December 31,
                                               1998         1997         1996(2)         1995         1994
==============================================================================================================
Per Share Operating Data
Net asset value, beginning of period             $10.24        $9.74        $9.98           $8.93       $10.44
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .51          .55          .32             .54          .57
Net realized and unrealized gain (loss)             .04          .49         (.25)           1.06        (1.52)
                                                 ------       ------        -----           -----       ------
Total income (loss) from
investment operations                               .55         1.04          .07            1.60         (.95)

--------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.52)        (.54)        (.31)           (.54)        (.56)
Dividends in excess of net
investment income                                    --           --           --            (.01)          --
Distributions from net realized gain                 --           --           --              --           --
                                                 ------       ------        -----           -----       ------
Total dividends and distributions
to shareholders                                    (.52)        (.54)        (.31)           (.55)        (.56)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.27       $10.24        $9.74           $9.98        $8.93
                                                 ======       ======        =====           =====       ======

==============================================================================================================
Total Return, at Net Asset Value(4)                5.55%       10.97%        0.77%          18.28%       (9.19)%

==============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $579,570     $586,546     $590,299        $634,473     $541,161
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $581,630     $582,624     $606,509        $569,859     $582,038
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              5.00%        5.55%        5.58%(5)        5.65%        5.94%
Expenses                                           0.87%        0.87%        0.92%(5)        0.88%        0.88%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         20.8%        23.8%        23.9%           25.1%        21.7%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from March 16, 1993 (inception of offering) to December 31, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                       26 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            Class B
                                               --------     --------------------------------------------------------------------
                                                            Year Ended July 31,                  Year Ended December 31,
                                               1993         1998         1997     1996(2)        1995        1994        1993(3)
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $9.94      $10.22       $9.73       $9.96        $8.92      $10.43      $10.22
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .59         .43         .47         .27          .47         .50         .41
Net realized and unrealized gain (loss)             .74         .04         .48        (.23)        1.05       (1.52)        .43
                                                 ------      ------      ------       -----        -----      ------      ------
Total income (loss) from
investment operations                              1.33         .47         .95         .04         1.52       (1.02)        .84

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.62)       (.44)       (.46)       (.27)        (.47)       (.49)       (.42)
Dividends in excess of net
investment income                                    --          --          --          --         (.01)         --          --
Distributions from net realized gain               (.21)         --          --          --           --          --        (.21)
                                                 ------      ------      ------       -----        -----      ------      ------
Total dividends and distributions
to shareholders                                    (.83)       (.44)       (.46)       (.27)        (.48)       (.49)       (.63)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.44      $10.25      $10.22       $9.73        $9.96       $8.92      $10.43
                                                 ======      ======      ======       =====        =====      ======      ======

================================================================================================================================
Total Return, at Net Asset Value(4)               13.79%       4.75%      10.05%       0.43%       17.30%      (9.91)%      8.49%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $608,128     $91,677     $83,897     $74,055      $72,488     $53,245     $33,024
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $567,777     $88,531     $77,881     $73,047      $63,669     $46,548     $16,444
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              5.71%       4.21%       4.76%       4.79%(5)     4.84%       5.11%       4.54%(5)
Expenses                                           0.88%       1.65%       1.65%       1.70%(5)     1.68%       1.69%       1.74%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         30.2%       20.8%       23.8%       23.9%        25.1%       21.7%       30.2%

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1998 were $140,458,511 and $142,158,107, respectively.


                       27 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                   Class C
                                                   ----------------------------------------
                                                                                     Period
                                                                                     Ended
                                                   Year Ended July 31,               Dec. 31,
                                                   1998       1997      1996(2)      1995(1)
===========================================================================================
Per Share Operating Data
Net asset value, beginning of period                $10.22     $9.73     $9.96        $9.58
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .43       .46       .27          .15
Net realized and unrealized gain (loss)                .04       .49      (.23)         .39
                                                    ------    ------     -----        -----
Total income (loss) from investment operations         .47       .95       .04          .54
-------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                  (.44)     (.46)     (.27)        (.15)
Dividends in excess of net investment income            --        --        --         (.01)
Distributions from net realized gain                    --        --        --           --
                                                    ------    ------     -----        -----
Total dividends and distributions to shareholders     (.44)     (.46)     (.27)        (.16)
-------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.25    $10.22     $9.73        $9.96
                                                    ======    ======     =====        =====

===========================================================================================
Total Return, at Net Asset Value(4)                   4.75%    10.03%     0.40%        5.64%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $12,857    $8,648    $4,210       $1,975
-------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $10,655    $5,724    $3,105       $1,506
-------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 4.30%     4.72%     4.72%(5)     4.49%(5)
Expenses                                              1.64%     1.67%     1.75%(5)     1.64%(5)
-------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                            20.8%     23.8%     23.9%        25.1%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from March 16, 1993 (inception of offering) to December 31, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1998 were $140,458,511 and $142,158,107, respectively.

See accompanying Notes to Financial Statements.


                       28 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current income exempt from Federal income taxes as is available from investing in Municipal Securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                       29 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At July 31, 1998 the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $2,058,000, which expires between 2003 and 2006.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1998, a provision of $62,125 was made for the Fund's projected benefit obligations, and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $249,371 at July 31, 1998.

               The Board of Trustees had adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                       30 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1998, amounts have been reclassified to reflect an increase in paid-in capital of $1,847,476, a decrease in undistributed net investment income of $1,680,358, and an increase in accumulated net realized loss on investments of $167,118.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Such cumulative change was limited to a reclassification adjustment and had no impact on net assets or total increase (decrease) in net assets. Accordingly, during the year ended July 31, 1998, amounts have been reclassified to reflect an increase in net unrealized appreciation of investments of $1,710,031. Paid-in capital was decreased for the same amount. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                       31 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                      Year Ended July 31, 1998      Year Ended July 31, 1997
                      ---------------------------   ----------------------------
                      Shares         Amount         Shares         Amount
-------------------------------------------------------------------------------
Class A:
Sold                    7,539,023     $77,439,740     4,946,747     $48,948,803
Dividends reinvested    1,883,571      19,274,883     2,089,594      20,654,651
Redeemed              (10,278,245)   (105,370,269)  (10,346,905)   (102,350,050)
                      -----------    ------------   -----------    ------------
Net decrease             (855,651)    $(8,655,646)   (3,310,564)   $(32,746,596)
                      ===========    ============   ===========    ============

-------------------------------------------------------------------------------
Class B:
Sold                    2,062,272     $21,072,590     1,596,575     $15,764,185
Dividends reinvested      230,245       2,351,819       233,176       2,301,877
Redeemed               (1,556,731)    (15,933,650)   (1,234,381)    (12,192,711)
                      -----------    ------------   -----------    ------------
Net increase              735,786      $7,490,759       595,370      $5,873,351
                      ===========    ============   ===========    ============

-------------------------------------------------------------------------------
Class C:
Sold                      679,752      $6,954,811       519,375      $5,132,628
Dividends reinvested       30,969         316,430        17,317         171,212
Redeemed                 (302,537)     (3,097,981)     (123,236)     (1,230,544)
                      -----------    ------------   -----------    ------------
Net increase              408,184      $4,173,260       413,456      $4,073,296
                      ===========    ============   ===========    ============

================================================================================
3. Unrealized Gains and Losses on Investments

At July 31, 1998, net unrealized appreciation on investments of $54,393,981 was composed of gross appreciation of $54,533,720, and gross depreciation of $139,739.


                       32 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion.

               For the year ended July 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $896,039, of which $197,524 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $675,133 and $62,750, respectively, of which $36,032 and $3,161, respectively, was paid to an affiliated broker/dealer for Class B and Class C. During the year ended July 31, 1998, OFDI received contingent deferred sales charges of $206,602 and $4,920, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended July 31, 1998, OFDI paid $104,770 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                       33 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates  (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended July 31, 1998, OFDI paid $702,663 and $68,271, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $10,399 and $2,611, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At July 31, 1998, OFDI had incurred excess distribution and servicing costs of $2,314,524 for Class B and $168,663 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient than actually buying fixed income securities.

               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                       34 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
6. Illiquid and Restricted Securities

At July 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at July 31, 1998 was $8,565,000, which represents 1.25% of the Fund's net assets.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the year ended July 31, 1998.


                       35 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Municipal Bond Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Municipal Bond Fund as of July 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the seven-month period ended July 31, 1996 and for each of the years in the three-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Municipal Bond Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the seven-month period ended July 31, 1996 and for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
August 21, 1998


                       36 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

               None of the dividends paid by the Fund during the fiscal year ended July 31, 1998 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       37 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Oppenheimer Municipal Bond Fund
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Robert E. Patterson, Vice President
                         Jerry A. Webman, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Municipal Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Municipal Bond Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                       38 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------


=============================================================================================
Real Asset Funds
---------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

=============================================================================================
Global Stock Funds
---------------------------------------------------------------------------------------------
Developing Markets Fund        International Growth Fund       Quest Global Value Fund
International Small            Global Fund                     Global Growth &Income Fund
 Company Fund

=============================================================================================
Stock Funds
---------------------------------------------------------------------------------------------
Enterprise Fund                MidCap Fund                     Growth Fund
Discovery Fund                 Capital Appreciation Fund       Disciplined Value Fund
Quest Small Cap Value Fund     Quest Capital Value Fund        Quest Value Fund

=============================================================================================
Stock & Bond Funds
---------------------------------------------------------------------------------------------
Main Street Income &           Total Return Fund               Disciplined Allocation Fund
 Growth Fund                   Quest Balanced                  Multiple Strategies Fund
Quest Opportunity               Value Fund(1)                  Convertible Securities Fund(2)
 Value Fund                    Equity Income Fund

=============================================================================================
Taxable Bond Funds
---------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund            U.S. Government Trust
World Bond Fund                Strategic Income Fund           Limited-Term Government Fund
High Yield Fund                Bond Fund

=============================================================================================
Municipal Bond Funds
---------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund      Municipal Fund

=============================================================================================
Money Market Funds(4)
---------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                       39 Oppenheimer Municipal Bond Fund

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

-----------------------------
 www.oppenheimerfunds.com
-----------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-----------------------------
 1-800-525-7048
-----------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

-----------------------------
 1-800-852-8457
-----------------------------

PhoneLink
24-hr automated information
and automated transactions

-----------------------------
 1-800-533-3310
-----------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

-----------------------------
 1-800-843-4461
-----------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-----------------------------
 1-800-835-3104
-----------------------------

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0310.001.0798  September 29, 1998